UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2017

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 31, 2017, following careful deliberation and a competitive process, the Audit Committee (the “Committee”) of the Board of Directors of Cantel Medical Corp. (the “Company”) approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018, and the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, effective upon completion of E&Y’s audits of the Company’s consolidated financial statements for the fiscal year ending July 31, 2017 (and the effectiveness of internal control over financial reporting as of July 31, 2017), and the issuance of their reports thereon to be included in the filing of the related Form 10-K.  Deloitte was informed of the appointment and E&Y was informed of the dismissal on May 31, 2017.

During the fiscal years ended July 31, 2016 and 2015 and in the subsequent interim period through May 31, 2017, there were (i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of such disagreements in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).  E&Y’s reports on the consolidated financial statements of the Company for the fiscal years ended July 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. E&Y’s audit reports on the effectiveness of internal control over financial reporting as of July 31, 2016 and 2015 did not contain an adverse opinion, nor were they qualified or modified.

The Company provided E&Y with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of E&Y’s letter, dated June 2, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended July 31, 2016 and 2015 and in the subsequent interim period through May 31, 2017, neither the Company nor anyone acting on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of June 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

	By:	/s/ Jorgen B. Hansen
Jorgen B. Hansen
President and Chief Executive Officer

Date: June 2, 2017